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                                                                    EXHIBIT 10.8


THE WARRANT EVIDENCED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE WARRANT OR SHARES OF SUCH COMMON STOCK MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH DISPOSITION IS THEN IN EFFECT OR UNLESS THE PERSON PROPOSING TO MAKE THE DISPOSITION SHALL FURNISH, WITH RESPECT TO SUCH DISPOSITION, AN OPINION OF COUNSEL SATISFACTORY TO TIGERA GROUP, INC. TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE REGISTRATION PROVISIONS OF THE ACT (OR ANY SUPERSEDING STATUTE) OR ANY APPLICABLE STATE SECURITIES LAWS.

                               TIGERA GROUP, INC.
                             STOCK PURCHASE WARRANT
                                  COMMON STOCK


Warrant No.                                             No. of Shares - 100,000

                 This certifies that, for value received,

                                         (the "Holder")
                 -----------------------

or his or its permitted assigns, is entitled, subject to the terms and conditions hereinafter set forth, at any time after April 1, 1992, and at or before 5:00 o'clock P.M., New York time, April 30, 1997, but not thereafter, to purchase up to 100,000 shares of Common Stock ("Common Stock"), par value $.01 per share, of Tigera Group, Inc., a Delaware corporation (the "Company"), such number of shares (the "Warrant Shares") being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. The purchase price payable upon the exercise of this Warrant shall be $1.00 per share, subject to adjustments upon the occurrence of the contingencies set forth in this Warrant (the "Warrant Price").

                 Upon delivery of this Warrant duly executed, together with payment of the Warrant Price for the shares of Common Stock thereby purchased, at the principal office of the Company at 20 West 55th Street, New York, New York 10019, or at such other address as the Company may designate by notice in writing to the registered holder hereof, the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. All shares of Common Stock which may be issued upon the exercise of this Warrant have been duly authorized and reserved for issuance, and will, upon such issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect thereto. The Company shall
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at all times reserve and keep available for issuance upon the exercise of this
Warrant, such number of its authorized, but unissued, shares of Common Stock as will from time to time be sufficient to permit the exercise of this Warrant, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the exercise of this Warrant.

                 This Warrant is subject to the following terms and conditions:

                 1. Exercise of Warrant. This Warrant may be exercised at any time after April 1, 1992, and prior to 5:00 o'clock P.M., New York time, April 30, 1997, but not thereafter, as to all or any part of the number of whole shares of Common Stock then subject hereto. In case of any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. Payment for Warrant Shares shall be made in immediately available funds.

                 2. Adjustment of Warrant Price and the Number of Shares Purchasable Hereunder. The Warrant Price and the number of shares purchasable hereunder shall be subject to adjustment from time to time in accordance with the following provisions:

         (a) If, at any time or from time to time after the date of this Warrant, the Company shall distribute to the holders of the Common Stock (i) securities, other than shares of the Common Stock, or (ii) property, other than cash, without payment therefor, with respect to the Common Stock, then, and in each such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and properties which the Holder would hold on the date of such exercise if, on the date of this Warrant, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of this Warrant to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period. Notice of each such distribution shall be forthwith mailed to the Holder.

         (b) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Warrant Price in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant





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         surrendered for conversion immediately thereafter would be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Warrant been converted immediately prior thereto. An adjustment made pursuant to this subsection (b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection (b), the holder of any Warrant thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holders of the Warrants promptly after such adjustment) shall determine the allocation of the adjusted Warrant Price between or among shares of such classes or capital stock or shares of Common
         Stock and other capital stock.

         (c) In case the Company shall hereafter issue or sell any shares of Common Stock (except as provided in Subsection 2(e)) for a consideration of less than $1.00 per share, the Warrant Price of the shares of Common Stock shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing (i) the sum of (I) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Warrant Price plus (II) the consideration received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding after such issuance or sale.

         (d) Except as provided in Subsection 2(e), in case the Company shall hereafter issue or sell any rights, options, warrants or securities convertible into Common Stock other than to directors, employees or affiliates of the Company entitling the holders thereof to purchase Common Stock or to convert such securities into Common Stock or to convert such securities into Common Stock at a price (determined by dividing (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such rights, options, warrants or convertible securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "Total Consideration") by (ii) the number of additional shares of Common Stock issuable upon conversion of such securities) less than $1.00 per share, the Warrant Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing (i) the sum of (I) the number of shares of common Stock outstanding





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         on the date of such issuance or sale multiplied by the Warrant Price plus (II) the Total Consideration by (ii) the number of shares of Common Stock outstanding on the date of such issuance or sale plus the maximum number of additional shares of Common Stock issuable upon conversion of such securities.

         (e) No adjustment in the Warrant Price shall be required in the case of (i) the issuance by the Company of any shares of Common Stock pursuant to the exercise of options granted to any of its directors, employees or affiliates and (ii) the exercise of these Warrants.

         (f) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of a Warrant shall have the right thereafter to convert such Warrant into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interests thereafter of the Holders of the Warrants to the end that the provisions set forth in this Section 2 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Warrants. The above provisions of this Subsection 2(f) shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances. Notices of any such consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holder not less than 30 days prior to such event.

                 3. Notice of Adjustments. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within thirty days, shall give written notice thereof to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price





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as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each. Prior to taking any action that might require an adjustment hereunder, the Company shall, at least ten but not more than thirty days prior to the occurrence of such action, notify the registered holder of this Warrant at the address of such holder as shown on the books of the Company of such action and, if required hereunder, obtain approval of such action.

                 4. Charges, Taxes and Expenses. The issuance of certificates for shares of Common Stock upon any exercise of this Warrant shall be made without charge to the holder hereof for any tax or other expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of, or in such name or names as may be directed by, the holder of this Warrant; provided, however, that in the event that certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by an instrument of transfer in form satisfactory to the Company, duly executed by the holder hereof in person or by an attorney duly authorized in writing and the holder shall pay all stock transfer taxes payable upon issuance of such stock certificate.

                 5. Certain Obligations of the Company. The Company agrees that it will not establish or increase the par value of the shares of any Common Stock which are at the time issuable upon exercise of this Warrant above the then prevailing Warrant Price hereunder and that, before taking any action which would cause an adjustment reducing the Warrant Price hereunder below the then par value, if any, of the shares of any Common Stock issuable upon exercise hereof, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and non-assessable shares of Common Stock at the Warrant Price as so adjusted.

                 6. Loss, etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

                 7. Communication. No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to





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have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

                 (a) the Company at 20 West 55th Street, New York, NY 10019, or such other address as the Company has designated in writing to the Holder, or

                 (b) the Holder at 10960 Wilshire Blvd., Suite 336, Los Angeles, CA 90024, or such other address as the Holder has designated in writing to the Company.

                 8.       Miscellaneous.

                 (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof.

                 (b) No holder of this Warrant, as such, shall be entitled to vote or receive dividends (except as provided in paragraph 2(a) hereof) or be deemed to be a shareholder of the Company for any purpose.

                 (c) This Warrant may be divided into separate Warrants covering one share of the Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

                 (d) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by a duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary. This Warrant may not be transferred to any firm or person engaged in any business which is directly or indirectly in competition with the Company.

                 (e) Unless this Warrant has been registered under the Securities Act of 1933 and qualified under applicable state securities law, notwithstanding any provision herein to the contrary, the holder hereof may not exercise, sell, transfer or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer or





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assignment does not violate the Securities Act of 1933 or applicable state securities laws.

                 (f) This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflict of laws thereof.

                 IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and its corporate seal to be affixed hereto.

Dated:  April __, 1991

                                           TIGERA GROUP, INC.



                                           By:
                                              ---------------------------
                                              Name:
                                              Title:


ATTEST:




----------------------------
Secretary





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                                   ASSIGNMENT


                 (To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)


                 FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto _____________________________________________________________
________________________________________________________________________________
the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of TIGERA GROUP, INC., in accordance with the terms and condition thereof, and does hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.


                                                Holder:

                                                ------------------------------

                                                ------------------------------



Dated:            , 19
        ----------    --

In the presence of:


------------------------





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